Exhibit 99.1

Playtika Holding Corp. Reports Second Quarter 2021 Results

Second Quarter Revenue Grew to $659 million, Driven Entirely by Organic Growth
Announcing New Game Launch in Q4’21
Proprietary Platforms Increased to Over 20% of Overall Revenues
Reiterating 2021 Financial Outlook
Herzilya, Israel - August 4, 2021 - Playtika Holding Corp. (NASDAQ: PLTK) today released financial results for its second quarter for the period ending June 30, 2021.

Second Quarter 2021 Financial Highlights:

•Second quarter revenue was $659.2 million compared to $650.5 million in the prior year period.
•Net income was $90.0 million compared to a loss of $139.6 million in the prior year period.
•Adjusted EBITDA, a non-GAAP financial measure defined below, was $264.4 million compared to $283.2 million in the prior year period.
•Our cash and cash equivalents totaled $1,179.7 million as of June 30th, 2021 with $600 million in additional borrowing capacity pursuant to our Revolving Credit Facility, resulting in over $1.7 billion of available liquidity.

“Our business in the second quarter accelerated across several key areas,” said Robert Antokol, Chief Executive Officer of Playtika. “We enhanced player conversion, drove revenues to our proprietary platforms and ramped up new game development, allowing us to announce our upcoming new game’s global launch ahead of schedule. With this momentum we feel optimistic about our prospects for the remainder of 2021 and beyond.”

“We were pleased to achieve organic revenue growth against a challenging comparable in the prior year quarter,” said Craig Abrahams, President and Chief Financial Officer. “Our teams utilized our live-ops capabilities to develop and leverage our Boost technology platform across our game portfolio, allowing us to re-iterate guidance for both revenue and adjusted EBITDA for 2021. We remain optimistic for the future with over $1.7 billion of available liquidity to drive our M&A initiatives.”

Highlights

•Casual portfolio grew revenue 16% year-over-year
•Average Daily Player Conversion increased to 2.9%, up from 2.7% in Q2’20
•Bingo Blitz grew revenue 20% year-over-year
•Solitaire Grand Harvest grew revenue 61% year-over-year
•Board Kings grew revenue 18% year-over-year

New Game Developments

•Switchcraft: The Magical Match 3 & Mystery Story developed by our Wooga studio
•Global launch in Q4’21
•Wooga’s first ever story-driven puzzle game, adding onto a successful track record of casual game launches within the portfolio
•Additional new casual global game launch planned for 2022

Financial Outlook

For the full year 2021 the company anticipates revenue of $2.60 billion and Adjusted EBITDA of $1.0 billion.

Analyst Day Announcement

Playtika will host its first-ever Analyst Day in person and virtually on Monday, December 6th, 2021 in New York City.

Conference Call

Playtika management will host a conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) today to discuss the company’s results. The conference call can be accessed via the conference numbers below and also via a webcast accessible at investors.playtika.com. A replay of the call will be available through the website one hour following the call and will be archived for one year.
•Toll-free dial-in number: (833) 665-0587
•International dial-in number: (661) 407-1603
•Conference ID: 4792307

Summary Operating Results of Playtika Holding Corp.

	Three months ended June 30,		Six months ended June 30,
(in millions of dollars, except percentages, Average DPUs, and ARPDAU)	2021	2020	2021	2020
Revenues	$659.2	$650.5	$1,298.1	$1,184.7
Total cost and expenses	$493.8	$722.5	$1,002.4	$1,143.5
Operating income	$165.4	$(72.0)	$295.7	$41.2
Net income	$90.0	$(139.6)	$125.7	$(103.8)
Adjusted EBITDA	$264.4	$283.2	$522.4	$469.4
Net income margin	13.7%	(21.5)%	9.7%	(8.8)%
Adjusted EBITDA margin	40.1%	43.5%	40.2%	39.6%

Non-financial performance metrics
Average DAUs	10.4	11.8	10.4	11.7
Average DPUs (in thousands)	300	315	298	293
Average Daily Payer Conversion	2.9%	2.7%	2.9%	2.5%
ARPDAU	$0.70	$0.61	$0.69	$0.56
Average MAUs	36.1	36.1	33.7	36.6

About Playtika Holding Corp.

Playtika Holding Corp. is a leading mobile gaming company and monetization platform with over 36 million monthly active users across a portfolio of games titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has 19 offices worldwide including Tel-Aviv, London, Berlin, Vienna, Helsinki, Montreal, Chicago, Las Vegas, Santa Monica, Newport Beach, Sydney, Kiev, Bucharest, Minsk, Dnepr, and Vinnytsia.

Forward Looking Information

In this press release, we make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Further, statements that include words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "present," "preserve," "project," "pursue," "will," or "would," or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•our reliance on third-party platforms, such as the iOS App Store, Facebook, and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•our reliance on a limited number of games to generate the majority of our revenue;
•our reliance on a small percentage of total users to generate a majority of our revenue;
•our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models;
•our inability to complete acquisitions and integrate any acquired businesses successfully could limit our growth or disrupt our plans and operations;
•we may be unable to successfully develop new games;
•our ability to compete in a highly competitive industry with low barriers to entry;
•we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments;
•the impact of the COVID-19 pandemic on our business and the economy as a whole;
•our controlled company status;
•legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel and Belarus and the fact that our controlling stockholder is a Chinese-owned company;
•our reliance on key personnel;
•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially, from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations.

PLAYTIKA HOLDING CORP.
CONSOLIDATED BALANCE SHEETS
(In millions, except for per share data)

	June 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$1,179.7	$520.1
Short-term bank deposits	50.0	—
Restricted cash	2.7	3.5
Accounts receivable	169.5	129.3
Prepaid expenses and other current assets	112.1	101.6
Total current assets	1,514.0	754.5
Property and equipment, net	98.1	98.5
Operating lease right-of-use assets	84.5	73.4
Intangible assets other than goodwill, net	309.7	327.7
Goodwill	481.0	484.8
Deferred tax assets, net	27.6	28.5
Other non-current assets	4.5	8.8
Total assets	$2,519.4	$1,776.2

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Current maturities of long-term debt	$12.3	$104.6
Accounts payable	42.9	34.6
Operating lease liabilities, current	18.1	16.4
Accrued expenses and other current liabilities	455.8	484.8
Total current liabilities	529.1	640.4
Long-term debt	2,428.5	2,209.8
Employee related benefits	21.8	16.1
Operating lease liabilities, long-term	74.6	67.0
Deferred tax liabilities	74.5	86.4
Total liabilities	3,128.5	3,019.7
Commitments and contingencies
Stockholders' equity (deficit)
Common stock of US $0.01 par value; 1,600.0 shares authorized and 409.6 issued and outstanding at June 30, 2021; 400.0 shares authorized and 391.1 shares issued and outstanding at December 31, 2020(1)	4.1	3.9
Additional paid-in capital	979.6	462.3
Accumulated other comprehensive income	7.9	16.7
Accumulated deficit	(1,600.7)	(1,726.4)
Total stockholders' deficit	(609.1)	(1,243.5)
Total liabilities and stockholders’ deficit	$2,519.4	$1,776.2
(1)    Prior period results have been adjusted to reflect the 400-for-1 stock split effected in January 2021

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In millions, except for per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Revenues	$659.2	$650.5	$1,298.1	$1,184.7
Costs and expenses
Cost of revenue	183.9	192.6	366.9	358.5
Research and development	91.8	65.8	177.0	126.6
Sales and marketing	146.5	125.8	286.6	251.1
General and administrative	71.6	338.3	171.9	407.3
Total costs and expenses	493.8	722.5	1,002.4	1,143.5
Income (loss) from operations	165.4	(72.0)	295.7	41.2
Interest expense and other, net	24.0	46.0	99.7	104.3
Income (loss) before income taxes	141.4	(118.0)	196.0	(63.1)
Provision for income taxes	51.4	21.6	70.3	40.7
Net income (loss)	90.0	(139.6)	125.7	(103.8)
Other comprehensive income (loss)
Foreign currency translation	2.8	2.3	(7.1)	—
Change in fair value of derivatives	(1.6)	—	(1.7)	—
Total other comprehensive income (loss)	1.2	2.3	(8.8)	—
Comprehensive income (loss)	$91.2	$(137.3)	$116.9	$(103.8)

Net income (loss) per share attributable to common stockholders, basic	$0.22	$(0.37)	$0.31	$(0.27)
Net income (loss) per share attributable to common stockholders, diluted	$0.22	$(0.37)	$0.31	$(0.27)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	409.6	378.6	408.1	378.3
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	411.7	378.6	410.6	378.3

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)

	Six months ended June 30,
	2021	2020
Cash flows from operating activities	$189.9	$183.1
Cash flows from investing activities
Purchase of property and equipment	(20.2)	(24.5)
Capitalization of internal use software costs	(23.9)	(4.4)
Purchase of intangible assets	(6.6)	(12.8)
Short-term bank deposits	(50.0)	—
Other investing activities	2.1	—
Net cash used in investing activities	(98.6)	(41.7)
Cash flows from financing activities
Proceeds from bank borrowings, net	887.7	—
Repayments on bank borrowings	(955.8)	—
Proceeds from issuance of unsecured notes	178.9	—
Proceeds from issuance of common stock, net	470.4	—
Payment of debt issuance costs	(10.5)	—
Borrowings under revolving credit facility	—	250.0
Repayment of term loan and revolving credit facility	—	(345.8)
Payment of tax withholdings on stock-based payments	—	(15.7)
Net cash out flow for business acquisitions and other	—	(1.3)
Net cash provided by (used in) financing activities	570.7	(112.8)
Effect of exchange rate changes on cash and cash equivalents	(3.2)	(0.1)
Net change in cash, cash equivalents and restricted cash	658.8	28.5
Cash, cash equivalents and restricted cash at the beginning of the period	523.6	272.0
Cash, cash equivalents and restricted cash at the end of the period	$1,182.4	$300.5

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measure in each case as determined in accordance with GAAP.

Below is a reconciliation of Adjusted EBITDA to net income, the closest GAAP financial measure. We define Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) legal settlements, (vii) contingent consideration, (viii) acquisition and related expenses, (ix) expense under our long-term compensation plans, (x) M&A related retention payments, and (xi) certain other items, including impairments. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues.

We supplementally present Adjusted EBITDA and Adjusted EBITDA Margin because these are key operating measures used by our management to assess our financial performance. Adjusted EBITDA adjusts for items that we believe do not reflect the ongoing operating performance of our business, such as certain noncash items, unusual or infrequent items or items that change from period to period without any material relevance to our operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA Margin are useful to investors and analysts in highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. Management uses Adjusted EBITDA and Adjusted EBITDA Margin to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against other peer companies using similar measures. We evaluate Adjusted EBITDA and Adjusted EBITDA Margin in conjunction with our results according to GAAP because we believe they provide investors and analysts a more complete understanding of factors and trends affecting our business than GAAP measures alone.

Adjusted EBITDA and Adjusted EBITDA Margin as calculated herein may not be comparable to similarly titled measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA and Adjusted EBITDA Margin should not be construed as an inference that our future results will be unaffected by unusual or unexpected items.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In millions)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net income (loss)	$90.0	$(139.6)	$125.7	$(103.8)
Provision for income taxes	51.4	21.6	70.3	40.7
Interest expense and other, net	24.0	46.0	99.7	104.3
Depreciation and amortization	33.3	29.5	66.5	56.7
EBITDA	198.7	(42.5)	362.2	97.9
Stock-based compensation(1)	25.5	260.3	49.8	260.3
Acquisition and related expenses(2)	6.3	0.4	42.0	29.9
Legal settlement(3)	—	37.6	—	37.6
Long-term cash compensation(4)	30.2	21.2	60.0	32.2
M&A related retention payments(5)	3.7	4.6	6.8	9.5
Other one-time items	—	1.6	1.6	2.0
Adjusted EBITDA	$264.4	$283.2	$522.4	$469.4
Net income margin	13.7%	(21.5)%	9.7%	(8.8)%
Adjusted EBITDA margin	40.1%	43.5%	40.2%	39.6%
_________

(1)    Reflects, for the three and six months ended June 30, 2021 and 2020, stock-based compensation expense related to the issuance of equity awards to certain of our employees.
(2)    Amounts for the six months ended June 30, 2021 primarily relate to bonus expenses paid as a result of the successful initial public offering of the Company’s stock in January 2021. Amounts for the three and six months ended June 30, 2020 include (i) contingent consideration expense with respect to our acquisitions of Seriously and Supertreat, and (ii) third-party fees for actual or planned acquisitions, including related legal, consulting and other expenditures.
(3)    Reflects a legal settlement expense of $37.6 million for the three and six months ended June 30, 2020.
(4)    Includes expenses recognized for grants of annual cash awards to employees pursuant to our Retention Plans, which awards are incremental to salary and bonus payments, and which plans expire in 2024. For more information, see the notes to our consolidated financial statements.
(4)    Includes retention awards to key individuals associated with acquired companies as an incentive to retain those individuals on a long-term basis. For more information, see the notes to our consolidated financial statements.

Contacts

Investor Relations	Press Contact
Playtika	The OutCast Agency
David Niederman	Angela Allison
davidni@playtika.com	playtika@theoutcastagency.com